UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20200 Sunburst Street, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 734-8600

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 5, 2008, North American Scientific, Inc. (the “Company”) consummated the sale of tangible and intangible assets of the Company’s non-therapeutic radioactive source business (the “Business Assets”) to Eckert & Ziegler Isotope Products, Inc. (the “Buyer”), pursuant to the terms of the Purchase and Sale Agreement entered into on August 29, 2008 (the “Agreement”).

Under the Agreement, the Buyer has agreed to pay to the Company an aggregate of up to $6 million payable as follows: (i) $3 million cash at the closing, (ii) a secured promissory note of $2 million due January 15, 2009, and (iii) an additional payment of up to $1 million if certain revenues are achieved in the thirteen month period after closing. The purchase price is subject to adjustment based upon materials inventory balances. In connection with the sale of the Business Assets, the Buyer also agreed to assume certain liabilities of the Company relating to the transferred business.

The foregoing description of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 3, 2008, the Company issued a press release announcing the sale of Business Assets. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company will file the pro forma financial information required by this Item as an amendment to this Form 8-K not later than 71 calendar days after the date on which this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Purchase and Sale Agreement by and between North American Scientific, Inc. and Eckert & Ziegler Isotope Products, Inc., dated as of August 29, 2008.

99.1	Press Release, dated September 3, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

September 5, 2008	By:	/s/ John B. Rush
John B. Rush
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement by and between North American Scientific, Inc. and Eckert & Ziegler Isotope Products, Inc., dated as of August 29, 2008.

99.1	Press Release, dated September 3, 2008.